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                       AMSOUTH VARIABLE ANNUITY M OUTLOOK
                             SEPARATE ACCOUNT THREE
                         HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-119417

     SUPPLEMENT DATED SEPTEMBER 30, 2005 TO THE PROSPECTUS DATED MAY 2, 2005

On November 3, 2005, shareholders will vote on the proposed merger of AmSouth Capital Growth Fund into Pioneer Oak Ridge Large Cap Growth VCT Portfolio, AmSouth Select Equity Fund into Pioneer Fund VCT Portfolio and AmSouth Value Fund into Pioneer Value VCT Portfolio. If the proposed merger is approved, all assets of AmSouth Capital Growth Fund, AmSouth Select Equity Fund and AmSouth Value Fund will be transferred into Pioneer Oak Ridge Large Cap Growth VCT Portfolio, Pioneer Fund VCT Portfolio and Pioneer Value VCT Portfolio, respectively, and shareholders of AmSouth Capital Growth Fund, AmSouth Select Equity Fund, and AmSouth Value Fund will receive shares of Pioneer Oak Ridge Large Cap Growth VCT Portfolio, Pioneer Fund VCT Portfolio and Pioneer Value VCT Portfolio, respectively. If approved by the shareholders the merger is scheduled to take place on or about November 4, 2005.

As a result, if any of your Contract Value is currently invested in the AmSouth Capital Growth Fund Sub-Account, AmSouth Select Equity Fund Sub-Account or AmSouth Value Fund Sub-Account, that Contract Value will be merged into Pioneer Oak Ridge Large Cap Growth VCT Portfolio Sub-Account, Pioneer Fund VCT Portfolio Sub-Account or Pioneer Value VCT Portfolio Sub-Account, respectively. If any portion of your future Premium Payments is allocated to these AmSouth Fund Sub-Accounts, you may re-direct that allocation to another Sub-Account available under your Contract. Effective as of the close of trading of the New York Stock Exchange on November 3, 2005, any transaction that includes an allocation to AmSouth Capital Growth Fund Sub-Account, AmSouth Select Equity Fund Sub-Account or AmSouth Value Fund Sub-Account will automatically be allocated to the Pioneer Oak Ridge Large Cap Growth VCT Portfolio Sub-Account, the Pioneer Fund VCT Portfolio Sub-Account or the Pioneer Value VCT Portfolio Sub-Account, respectively.

Effective as of the close of trading of the New York Stock Exchange on November 3, 2004, unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the AmSouth Capital Growth Fund Sub-Account, AmSouth Select Equity Fund Sub-Account or AmSouth Value Fund Sub-Account, your enrollment will automatically be updated to reflect the Pioneer Oak Ridge Large Cap Growth VCT Portfolio Sub-Account, Pioneer Fund VCT Portfolio Sub-Account or Pioneer Value VCT Portfolio Sub-Account, respectively.

In the event that the proposed merger is approved, all references and information contained in the prospectus for your Contract related to AmSouth Capital Growth Fund, AmSouth Select Equity Fund and AmSouth Value Fund are deleted.

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In addition, the following Sub-Accounts and underlying Funds are added in alphabetical order to the cover page of the prospectus:

     - PIONEER FUND VCT PORTFOLIO SUB-ACCOUNT which purchases Class II shares of Pioneer Fund VCT Portfolio of Pioneer Variable Contracts Trust

     - PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO SUB-ACCOUNT which purchases Class II shares of Pioneer Oak Ridge Large Cap Growth VCT Portfolio of Pioneer Variable Contracts Trust

     - PIONEER VALUE VCT PORTFOLIO SUB-ACCOUNT which purchases Class II shares of Pioneer Value VCT Portfolio of Pioneer Variable Contracts Trust

Under the "Fee Tables" section, the table showing the minimum and maximum fund operating expense is deleted and replaced with the following:

                                                                  Minimum            Maximum
          Total Annual Fund Operating Expenses
          (these are expenses that are deducted from
          Fund assets, including management fees,
          Rules 12b-1 distribution and/or services fees,
          and other expenses).                                     0.68%               6.22%

Under the "Fee Tables" section, the Example following the Fee Table is deleted and replaced with the following:

         (1) If you Surrender your Contract at the end of the applicable time period:

              1 year                                 $1,580
              3 years                                $3,086
              5 years                                $4,218
              10 years                               $7,627

         (2) If you annuitize at the end of the applicable time period:

              1 year                                 $909
              3 years                                $2,630
              5 years                                $4,211
              10 years                               $7,621

         (3) If you do not Surrender your Contract:

              1 year                                 $917
              3 years                                $2,638
              5 years                                $4,218
              10 years                               $7,627

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The first paragraph in the sub-section entitled "The Funds" is deleted and replaced with the following:

          Pioneer Investment Management, Inc. ("Pioneer") serves as the investment adviser for the Pioneer Fund VCT Portfolio, Pioneer Oak Ridge Large Cap Growth VCT Portfolio and Pioneer Value VCT Portfolio. Pioneer is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A., an Italian Bank. Pioneer's main office is located at 60 State Street, Boston, Massachusetts 02109. Oak Ridge Investments, LLC is the sub-adviser to the Pioneer Oak Ridge Large Cap Growth VCT Portfolio.

The following is added in alphabetical order to the investment goals in the sub-section entitled "The Funds":

          PIONEER FUND VCT PORTFOLIO - Seeks reasonable income and capital growth.

          PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO - Seeks capital appreciation. Sub-advised by Oak Ridge Investments, LLC.

          PIONEER VALUE VCT PORTFOLIO - Seeks reasonable income and capital growth.

Under "The Hartford's Principal First Preferred - Investment Restrictions" section, the following is added:

NON-GROWTH SUB-ACCOUNTS                      GROWTH SUB-ACCOUNTS
Pioneer Fund VCT Portfolio                   Pioneer Oak Ridge Large Cap Growth
Pioneer Value VCT Portfolio                         VCT Portfolio






  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5289